(THE JENSEN PORTFOLIO)

                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2001

THE JENSEN PORTFOLIO

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

  Warren Buffett once said that his first rule is "Never lose money" and his second rule is "Never forget Rule No. 1." This comment would seem to support the practice of some investors who check the value of their portfolios daily or, with the aid of the Internet, even more frequently. Since Buffett is not interested in selling (his favorite holding period is "forever"), there can only be one answer to this apparent contradiction: Buffett's first rule is about paying a reasonable price for a company whose future he understands.

  Over the past 30 days, the failure of a poorly understood Houston-based trading company called Enron has become front-page news. It seems that a variation of the classic pyramid scheme shocks and surprises investors about every five years (remember Long Term Capital Management's implosion in 1998?). Whether the miscreant firm is a bank, or only acts like a bank as Enron did, it brings to mind a comment made by Walter Bagehot, the British financial journalist, who wrote in 1873, "Every banker knows that if he has to prove that he is worthy of credit, however good may be his arguments, in fact his credit is gone."

  From the credit rating agencies who have been accused of postponing Enron's downgrading, to the various security analysts that followed the company, it appears no outsiders and few, if any, insiders understood the company's finances. Not only did Enron's undisclosed, off-balance sheet financing hide the company's true condition, but the amount of its liability for energy contracts that extend far into the future is impossible to assess.

  A question a Jensen Portfolio shareholder might ask is "was Enron ever a candidate for the Jensen Portfolio?" Even as Enron reported their earnings initially, the company failed to meet two fundamental requirements of the Portfolio's investment strategy and was consequently never a consideration. In its original business as a natural gas pipeline, Enron's profit was regulated by various government agencies that do not meet requisite returns. Subsequently, the company's principal business changed to trading energy contracts, and Enron's profit margins actually declined--clear evidence that the firm did not have a sustainable competitive advantage in its non-regulated business.

  Although maintaining a competitive advantage is the Portfolio's initial hurdle, a second requirement involves cash earnings per share generated by the company in question. We believe that cash earnings are the proper report card for investors, not the widely used earnings per share. (Cash earnings are calculated by subtracting capital expenditures from net income and adding back depreciation expenses.) In Enron's case, while the company reported dramatic increases in earnings per share, it has not generated any cash earnings for its owners since 1996.

  Companies that report high capital expenditures in relation to their earnings are often relying upon those very capital expenditures to generate earnings growth. Since Enron's capital expenditures were greater than its ability to generate cash, the company had to turn to borrowing ever-increasing amounts of money to fund the difference. (For the past six years, Enron had to borrow money to pay its dividends.)

  Of course, corporate malfeasance can occur in any company--both survival and greed are long-lived incentives. While Jensen relies upon auditors and bond rating agencies for their opinions, we also use a company's historical use of cash earnings as an additional check of credit quality. The use of cash earnings to buy back shares, declare dividends, reduce debt, or acquire companies in ancillary businesses indicate how seriously the company's board and management are interested in creating value for their shareholders.

  A final preventative step in adopting Rule No. 1 is a thorough understanding of the business of the prospective investment. There are two qualities embedded in the most successful of companies that are important to ascertain: consistency and persistency. Consistency in the quarter-to-quarter and year-to-year accounts in the financial statements is inevitably the result of careful planning and execution. Persistency is the company's obstinately persevering a course of action in the face of foul economic weather. These two qualities provide an excellent foundation for an intelligent judgment of the value of a company.

  In closing, we wish to welcome a record number of new owners of the Portfolio. As we have noted in the past, our mission is to provide you with a portfolio of outstanding companies whose business performance can stand the test of an unpredictable economy and an even more unpredictable stock market.

  Current information on the Portfolio as well as the management firm can now be obtained on our Internet site, www.jenseninvestment.com.

  We wish you all a bountiful new year.

Cordially,

/s/Val Jensen

Val Jensen, Chairman
Jensen Investment Management, Inc.

References to specific securities are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for fund holdings information.

For use only when accompanied or preceded by a current prospectus. Quasar Distributors, LLC, Distributor

                              THE JENSEN PORTFOLIO
                         TOTAL RETURNS VS. THE S&P 500

FOR PERIODS ENDING NOVEMBER 30, 2001

                              THE JENSEN                 S&P500
                              PORTFOLIO               STOCK INDEX
                              ----------              -----------
ONE YEAR                        -3.76%                  -12.21%
AVERAGE ANNUAL:
THREE YEAR                      11.29%                    0.55%
FIVE YEAR                       14.05%                   10.06%
SINCE INCEPTION                 11.75%                   13.41%

THE S&P 500 STOCK INDEX IS AN UNMANAGED BUT COMMONLY USED MEASURE OF COMMON STOCK TOTAL RETURN PERFORMANCE. RETURNS SHOWN INCLUDE REINVESTMENT OF ALL DIVIDENDS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT PREDICATIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

STATEMENT OF ASSETS & LIABILITIES
NOVEMBER 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value (cost $78,232,918)                           $94,080,271
Cash                                                                    34,100
Income receivable                                                       73,137
Receivable for capital stock issued                                    591,062
Other assets                                                            33,036
                                                                   -----------
               TOTAL ASSETS                                         94,811,606
                                                                   -----------

LIABILITIES:
Payable to Investment Advisor                                           32,719
Payable to Directors                                                     8,082
Payable for securities purchased                                     2,308,906
Payable for capital stock redeemed                                      99,720
Other accrued expenses                                                  43,781
                                                                   -----------
               TOTAL LIABILITIES                                     2,493,208
                                                                   -----------
NET ASSETS                                                         $92,318,398
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Capital stock                                                       77,505,492
Unrealized appreciation on
  investments                                                       15,847,353
Accumulated undistributed net
  investment income                                                     20,478
Accumulated undistributed net
  realized loss                                                     (1,054,925)
                                                                   -----------
               TOTAL NET ASSETS                                    $92,318,398
                                                                   -----------
                                                                   -----------

NET ASSET VALUE PER SHARE, 4,166,625
  SHARES OUTSTANDING (100,000,000 SHARES
  AUTHORIZED, $.001 PAR VALUE)                                          $22.16
                                                                        ------
                                                                        ------

                       See notes to financial statements.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2001 (UNAUDITED)

Number of Shares                                                    Fair Value
----------------                                                    ----------
                COMMON STOCK 94.96%

                ADVERTISING 4.28%
      46,000    Omnicom Group Inc.                                 $ 3,949,560
                                                                   -----------

                APPAREL MANUFACTURERS 5.58%
     165,000    Jones Apparel Group, Inc. #<F1>                      5,151,300
                                                                   -----------

                BANKS 5.67%
     100,000    State Street Corporation                             5,234,000
                                                                   -----------

                BEVERAGES 0.97%
      19,000    The Coca-Cola Company                                  892,240
                                                                   -----------

                COMPUTER SOFTWARE SERVICES 10.03%
      95,000    Adobe Systems
                  Incorporated                                       3,047,600
      66,500    Automatic Data
                  Processing, Inc.                                   3,688,090
      50,000    Certegy, Inc. #<F1>                                  1,471,000
      30,000    Paychex, Inc.                                        1,050,300
                                                                   -----------
                                                                     9,256,990
                                                                   -----------

                DRUGS 8.49%
      39,000    Merck & Co., Inc.                                    2,642,250
     120,000    Pfizer Inc.                                          5,197,200
                                                                   -----------
                                                                     7,839,450
                                                                   -----------

                ELECTRICAL EQUIPMENT 6.30%
      40,000    Emerson Electric Co.                                 2,162,400
      95,000    General Electric Company                             3,657,500
                                                                   -----------
                                                                     5,819,900
                                                                   -----------

                FINANCIAL SERVICES 5.76%
     165,000    MBNA Corporation                                     5,319,600
                                                                   -----------

                FOOD PROCESSING 2.96%
     125,000    Sara Lee Corporation                                 2,735,000
                                                                   -----------

                HOUSEHOLD PRODUCTS 5.52%
      80,000    The Clorox Company                                   3,161,600
      25,000    The Proctor & Gamble
                  Company                                            1,936,500
                                                                   -----------
                                                                     5,098,100
                                                                   -----------

                INDUSTRIAL SERVICES 4.85%
     180,000    Equifax Inc.                                         4,480,200
                                                                   -----------

                MANUFACTURING 2.48%
      20,000    Minnesota Mining and
                  Manufacturing Company                              2,291,600
                                                                   -----------

                MEDICAL SUPPLIES 14.31%
      70,000    Abbott Laboratories                                  3,850,000
     105,000    Medtronic, Inc.                                      4,964,400
      80,000    Stryker Corporation                                  4,392,800
                                                                   -----------
                                                                    13,207,200
                                                                   -----------

                NEWSPAPERS 3.20%
      42,500    Gannett Co., Inc.                                    2,951,625
                                                                   -----------

                OFFICE EQUIPMENT 4.72%
      85,000    Zebra Technologies
                  Corporation #<F1>                                  4,357,950
                                                                   -----------

                PRECISION INSTRUMENTS 2.85%
     100,000    Dionex Corporation #<F1>                             2,627,000
                                                                   -----------

                THRIFT INDUSTRY 6.99%
      40,000    Fannie Mae                                           3,144,000
      50,000    Freddie Mac                                          3,308,500
                                                                   -----------
                                                                     6,452,500
                                                                   -----------
                Total Common Stock
                  (Cost $71,816,862)                                87,664,215
                                                                   -----------

Principal Amount
----------------
                SHORT-TERM INVESTMENTS 6.95%

                VARIABLE RATE DEMAND NOTES*<F2> 6.95%
  $1,736,416    American Family Financial
                  Services, Inc., 1.71%                              1,736,416
   2,993,762    Wisconsin Corporate Central
                  Credit Union, 1.78%                                2,993,762
   1,685,878    Wisconsin Electric Power
                  Company, 1.71%                                     1,685,878
                                                                   -----------
                Total Short-Term Investments
                  (Cost $6,416,056)                                  6,416,056
                                                                   -----------
                Total Investments 101.91%
                  (Cost $78,232,918)                                94,080,271
                                                                   -----------
                Liabilities, Less
                  Other Assets (1.91)%                              (1,761,873)
                                                                   -----------
                NET ASSETS 100.00%                                 $92,318,398
                                                                   -----------
                                                                   -----------

#<F1>  Non-income producing security.
*<F2> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of November 30, 2001.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividend income                                                     $  278,585
Interest income                                                        117,932
                                                                    ----------
                                                                       396,517
                                                                    ----------

EXPENSES:
Investment advisory fees                                               143,904
Shareholder servicing fees                                              43,171
Federal and state registration fees                                     21,671
12b-1 fees                                                              18,180
Transfer agent fees and expenses                                        17,711
Administration fees                                                     16,845
Directors' fees and expenses                                            15,643
Fund accounting fees                                                    11,804
Legal fees                                                               6,257
Audit fees                                                               6,192
Custody fees                                                             5,967
Reports to shareholders                                                  3,516
Insurance fees                                                             699
                                                                    ----------
       Total expenses                                                  311,560
                                                                    ----------
NET INVESTMENT INCOME                                                   84,957
                                                                    ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investment
  transactions                                                        (818,178)

Change in unrealized appreciation
  on investments                                                     3,558,368
                                                                    ----------
Net gain on investments                                              2,740,190
                                                                    ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $2,825,147
                                                                    ----------
                                                                    ----------

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                SIX MONTHS
                                                   ENDED           YEAR ENDED
                                               NOV. 30, '01        MAY 31, '01
                                               ------------        -----------
                                                (UNAUDITED)
OPERATIONS:
  Net investment income                        $    84,957         $   167,548

  Net realized loss on
    investment transactions                       (818,178)           (243,453)

  Change in unrealized
    appreciation (depreciation)
    on investments                               3,558,368             (88,670)
                                               -----------         -----------

  Net increase (decrease) in
    net assets resulting
    from operations                              2,825,147            (164,575)
                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                   46,406,604          19,403,308

  Shares issued to holders in
    reinvestment of dividends                       49,937             476,612

  Shares redeemed                               (2,982,519)         (3,101,250)
                                               -----------         -----------

  Net increase                                  43,474,022          16,778,670
                                               -----------         -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
  Net investment income                           (100,184)           (170,034)
  From net realized gains                               --            (849,715)
                                               -----------         -----------
  Total dividends and
    distributions                                 (100,184)         (1,019,749)
                                               -----------         -----------

INCREASE
  IN NET ASSETS                                 46,198,985          15,594,346

NET ASSETS:
  Beginning of period                           46,119,413          30,525,067
                                               -----------         -----------

  End of period (including
    undistributed net investment
    income of $20,478 and
    $35,705, respectively)                     $92,318,398         $46,119,413
                                               -----------         -----------
                                               -----------         -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                      SIX MONTHS
                                         ENDED         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
Per Share Data:                      NOV. 30, '01     MAY 31, '01    MAY 31, '00    MAY 31, '99    MAY 31, '98    MAY 31, '97
                                     ------------     -----------    -----------    -----------    -----------    -----------
                                      (UNAUDITED)
Net asset value,
  beginning of period                   $21.53           $22.25         $19.42         $16.87         $14.78         $12.16

Income from investment
  operations:
  Net investment income                   0.03             0.09           0.06           0.05           0.23           0.10
  Net realized and unrealized
     gains (losses) on investments        0.64            (0.14)          5.30           2.56           2.46           2.63
                                        ------           ------         ------         ------         ------         ------
  Total from investment
     operations                           0.67            (0.05)          5.36           2.61           2.69           2.73
                                        ------           ------         ------         ------         ------         ------
Less distributions:
  Dividends from net investment
    income                               (0.04)           (0.10)         (0.03)         (0.05)         (0.23)         (0.10)
  Distribution in excess of net
    investment income                       --               --             --          (0.01)            --          (0.01)
  From net realized gains                   --            (0.57)         (2.50)            --          (0.37)            --
                                        ------           ------         ------         ------         ------         ------
                                         (0.04)           (0.67)         (2.53)         (0.06)         (0.60)         (0.11)
                                        ------           ------         ------         ------         ------         ------
Net asset value,
  end of period                         $22.16           $21.53         $22.25         $19.42         $16.87         $14.78
                                        ------           ------         ------         ------         ------         ------
                                        ------           ------         ------         ------         ------         ------

Total return(1)<F3>                       3.13%           (0.18)%        27.65%         15.51%         18.28%         22.56%

Supplemental data and ratios:
  Net assets,
     end of period                 $92,318,398      $46,119,413    $30,525,067    $24,542,844    $19,900,373    $14,511,087

  Ratio of expenses to
    average net assets(2)<F4>             1.08%            0.95%          0.94%          0.96%          1.02%          1.32%

  Ratio of net investment income to
    average net assets(2)<F4>             0.30%            0.45%          0.31%          0.27%          1.44%          0.61%

  Portfolio turnover rate                 2.17%            6.53%         32.35%         13.87%         20.80%         24.50%

(1)<F3> Not annualized for the six months ended November 30, 2001.
(2)<F4> Annualized for the six months ended November 30, 2001. Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997 the ratio of expenses to average net assets would have been 1.35%, and the ratio of net income to average net assets would have been 0.58%. For the six months ended November 30, 2001 and the years ended May 31, 2001, May 31, 2000, May 31, 1999 and May 31, 1998 the
        ratio of expenses to average net assets was less than the annual expense limit.

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors for the six months ended November 30, 2001. Variable rate demand notes are valued at cost which approximates fair value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                             SIX MONTHS
                                               ENDED             YEAR ENDED
                                            NOV. 30, '01         MAY 31, '01
                                            ------------         -----------
Shares sold                                   2,162,723             892,029
Shares issued to holders in
  reinvestment of dividends                       2,483              22,340
Shares redeemed                                (140,337)           (144,330)
                                              ---------           ---------
Net increase                                  2,024,869             770,039

Shares outstanding:
Beginning of period                           2,141,756           1,371,717
                                              ---------           ---------
End of period                                 4,166,625           2,141,756
                                              ---------           ---------
                                              ---------           ---------

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended November 30, 2001, were $44,280,423 and $1,140,654, respectively.

At November 30, 2001, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                                    $16,977,355
(Depreciation)                                                   (1,130,002)
                                                                -----------
Net appreciation on
   investments                                                  $15,847,353
                                                                -----------
                                                                -----------

At November 30, 2001, the cost of investments for federal income tax purposes was $78,232,918.

At November 30, 2001 the Fund had an accumulated net realized capital loss carryover of $243,453 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY AND OTHER
   AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

5. EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed 1.40% in any fiscal year. If the Fund's regular operating expenses exceed 1.40% (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess.

Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.40%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

6.   SUBSEQUENT EVENTS

On December 21, 2001 an ordinary income dividend of $.00973049 per share aggregating $46,725 was declared. The distribution was paid on December 21, 2001 to shareholders of record on December 20, 2001.

                      (JENSEN INVESTMENT MANAGEMENT LOGO)

2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR 97204-3721
www.jenseninvestment.com
1-800-992-4144